UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2014

Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(513) 459-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment No. 4 to Cintas Corporation 2005 Equity Compensation Plan
At the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Cintas Corporation (the “Corporation”) held on October 21, 2014, the Corporation’s shareholders approved Amendment No. 4 (the “Amendment”) to the Cintas Corporation 2005 Equity Compensation Plan, as amended (the “2005 Equity Compensation Plan”), which Amendment was previously approved by the Corporation’s Board of Directors (the “Board”), subject to shareholder approval. The description of the Amendment provided below is qualified in its entirety by reference to the complete terms of the 2005 Equity Compensation Plan and the Amendment, copies of which are attached hereto as Exhibits 10.1 to 10.5 and/or incorporated by reference herein.
The Amendment, among other matters, deletes a provision in the 2005 Equity Compensation Plan that permits the Compensation Committee of the Board to buy out any previously granted stock option.
In addition to deleting a provision in the 2005 Equity Compensation Plan, the Amendment also increased the number of shares of common stock, no par value, of the Corporation available for issuance under the 2005 Equity Compensation Plan from 14,000,000 to 21,000,000.
Item 5.07.     Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of shareholders at the Annual Meeting:

Item No. 1:    The shareholders elected the persons listed below as directors of the Corporation. The voting results were as follows:

Name	Shares For	Shares Against	Abstentions	Broker Non- Votes
Gerald S. Adolph	102,156,058	586,964	363,005	3,885,044
John F. Barrett	101,694,926	1,048,904	362,197	3,885,044
Melanie W. Barstad	102,281,462	461,066	363,499	3,885,044
Richard T. Farmer	98,083,187	4,659,238	363,602	3,885,044
Scott D. Farmer	102,470,339	272,211	363,477	3,885,044
James J. Johnson	101,687,634	1,052,070	366,323	3,885,044
Robert J. Kohlhepp	97,675,650	5,067,346	363,031	3,885,044
Joseph Scaminace	100,660,580	2,081,982	363,465	3,885,044
Ronald W. Tysoe	98,410,348	4,332,701	362,978	3,885,044

Item No. 2:    The shareholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
100,348,781	1,688,802	1,068,444	3,885,044

Item No. 3:    The shareholders approved Amendment No. 4 to the Cintas Corporation 2005 Equity Compensation Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
86,200,488	16,516,450	389,089	3,885,044

Item No. 4:    The shareholders approved the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for fiscal 2015. The voting results were as follows:

For	Against	Abstain
103,057,181	3,481,535	452,355

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to the attachment to the Corporation’s definitive proxy statement on Schedule 14A (SEC File No. 000-11399) filed with the SEC on September 1, 2005)

10.2
Amendment No. 1 to 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.17 to the Corporation’s Annual Report on Form 10-K for the fiscal year ended May 31, 2011 (SEC File No. 000-11399) filed with the SEC on July 29, 2011)

10.3
Amendment No. 2 to Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K (SEC File No. 000-11399) filed with the SEC on July 27, 2012)

10.4
Amendment No. 3 to Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K (SEC File No. 000-11399) filed with the SEC on September 9, 2013)

10.5	Amendment No. 4 to Cintas Corporation 2005 Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date: October 22, 2014	By:	/s/ William C. Gale
William C. Gale
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1
Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to the attachment to the Corporation’s definitive proxy statement on Schedule 14A (SEC File No. 000-11399) filed with the SEC on September 1, 2005)

10.2
Amendment No. 1 to 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.17 to the Corporation’s Annual Report on Form 10-K for the fiscal year ended May 31, 2011 (SEC File No. 000-11399) filed with the SEC on July 29, 2011)

10.3
Amendment No. 2 to Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K (SEC File No. 000-11399) filed with the SEC on July 27, 2012)

10.4
Amendment No. 3 to Cintas Corporation 2005 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K (SEC File No. 000-11399) filed with the SEC on September 9, 2013)

10.5	Amendment No. 4 to Cintas Corporation 2005 Equity Compensation Plan